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                               P.W. CAPITAL CORP.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                                                                    June 8, 1999

National Medical Health Card Systems, Inc.
26 Harbor Park Drive
Port Washington, New York 11050

Ladies and Gentlemen:

         Reference is made to that certain consulting agreement dated April 14, 1994 between P.W. Capital Corp.("PWC") and National Medical Health Card Systems, Inc. (the "Company"), which effective as of July 1, 1996 was assigned by P.W. Medical Management, Inc. to PWC (the "Consulting Agreement").

         This will confirm that upon the effective date of that certain Employment Agreement dated July 1, 1999 between Bert E. Brodsky and the Company, the Consulting Agreement shall be deemed null and void and without further force and effect.

         Please acknowledge your agreement to the foregoing by signing this letter below.

                                                Very truly yours,

                                                 /s/ Bert E. Brodsky
                                                --------------------
                                                 Bert E. Brodsky
                                                     President

AGREED TO AND ACCEPTED:

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:

/s/ Marjorie O'Malley
----------------------
Marjorie O'Malley
    President